Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2014 of Boot Barn Holdings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Conroy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2015

/s/ James G. Conroy
James G. Conroy
President, Chief Executive Officer and Director

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2014 of Boot Barn Holdings, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory V. Hackman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2015

/s/ Gregory V. Hackman
Gregory V. Hackman
Chief Financial Officer and Secretary